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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 22, 2004
                        (DATE OF EARLIEST EVENT REPORTED)



                            VASCULAR SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-27605
                      -------------------------------------

              MINNESOTA                                 41-1859679
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                               6464 SYCAMORE COURT
                          MINNEAPOLIS, MINNESOTA 55369
                    (Address of principal executive offices)

                                 (763) 656-4300
               (Registrant's telephone number, including are code)

                                 NOT APPLICABLE
           (Former name or former address, if changed since last report)
                     ------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act ( 17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On September 22, 2004, Vascular Solutions, Inc. (the "Company") awarded to Gregg Sutton, our Vice President of Research and Development, incentive stock options to acquire 50,000 shares of our common stock, at an exercise price of $8.05 per share. We granted these stock options pursuant to our Stock Option and Stock Award Plan.

         These stock options are governed by our standard form stock option agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K, and the terms of our Stock Option and Stock Award Plan. The stock options have a term of ten years, and vest over a period of four years from the grant date, with 26% vested at the one-year anniversary of the grant date and 2% vesting on each succeeding month thereafter. In the event of a change in control of the Company, the vesting of these stock options will accelerate and these stock options will become fully exercisable.

         These stock options are evidenced by an option agreement substantially in the form attached hereto as Exhibit 10.1. In addition, the Company has also filed the form for its nonqualified stock option agreement as Exhibit 10.2 and the form for its board of director stock option agreement as Exhibit 10.3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are filed as a part of this report:


            EXHIBIT NO.                    DESCRIPTION
            -----------  -------------------------------------------------------

                10.1     Form of Incentive Stock Option Agreement (Plan)
                10.2     Form of Nonqualified Stock Option Agreement (Plan)
                10.3     Form of Board of Director Stock Option Agreement (Plan)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VASCULAR SOLUTIONS, INC.


Date:  September 23, 2004                     By: /s/ James Hennen
                                                  --------------------------
                                                   James Hennen
                                                   CHIEF FINANCIAL OFFICER



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                                 EXHIBIT INDEX


 EXHIBIT NO.                           DESCRIPTION
-------------     --------------------------------------------------------------
    10.1          Form of Incentive Stock Option Agreement (Plan)
    10.2          Form of Nonqualified Stock Option Agreement (Plan)
    10.3          Form of Board of Director Stock Option Agreement (Plan)